Investor Presentation GROWING ADVANCED ALLOYS August 2016 NASDAQ: USAP Exhibit 99.1

Forward Looking Statement Except for historical information contained herein, the statements in this presentation are forward-looking statements that are made pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, the concentrated nature of the Company’s customer base to date and the Company’s dependence on its significant customers; the receipt, pricing and timing of future customer orders; changes in product mix; the limited number of raw material and energy suppliers and significant fluctuations that may occur in raw material and energy prices; risks related to property, plant and equipment, including the Company’s reliance on the continuing operation of critical manufacturing equipment; risks associated with labor matters; the Company’s ongoing requirement for continued compliance with laws and regulations, including applicable safety and environmental regulations; the ultimate outcome of the Company’s current and future litigation and matters; risks related to acquisitions that the Company may make; and the impact of various economic, credit and market risk uncertainties. Many of these factors are not within the Company’s control and involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from any future performance suggested herein. Any unfavorable change in the foregoing or other factors could have a material adverse effect on the Company’s business, financial condition and results of operations. Further, the Company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the Company’s control. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company. Non-GAAP Financial Measures Some of the information included in this presentation is derived from the Company’s consolidated financial information but is not presented in the Company’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Some of this data is considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliation to the most directly comparable GAAP financial measure is provided.

Universal Stainless At a Glance Leading manufacturer of semi-finished and finished specialty steel products Operates fully integrated, geographically contiguous operations — single manufacturing system Products are sold primarily into the aerospace, heavy equipment / auto, power generation and oil & gas markets through service centers, OEMs, forgers and rerollers Ingots Reroll / Forging Billet Plate Semi-Finished Products Bloom Bar Rolled Bar Forged Bar Rod and Wire Special Shapes Finished Products Overview Sales by End Market — 1H 2016 Sales by Customer Type — 1H 2016 Continue to add technologically advanced, higher-margin alloys 1 Secure targeted customer approvals for new products 2 Increase penetration in key, growing end markets 3 Advance Universal’s integrated manufacturing system 4 Prudent capital investment 5 Relentless focus on operational improvement 6 Strategic Objectives

Company History — Transformational Acquisitions Acquired Bridgeville, PA Facility for $3.7 Million Company was founded in conjunction with the acquisition of the Bridgeville Facility Capabilities included melting and rolling semi-finished specialty steel products Acquired Titusville, PA Facility for $1.8 Million Expanded production capability for aerospace and power generation applications Acquired Dunkirk, NY Facility for $4.1 Million Purchase of a finishing facility transformed the Company into a fully integrated manufacturer of specialty steel products Acquired North Jackson, OH Facility for $104.5 Million Construction-stage facility with state-of-the-art radial forge, Vacuum Induction Melting (VIM) furnace, Vacuum Arc Remelting (VAR) furnaces and other heat treating / finishing equipment — now fully operational Fast-tracks the Company’s move toward technologically advanced alloys for aerospace, power generation and oil & gas markets; accelerates profit growth 1995 1994 2002 2011 Today Poised for Growth USAP continues to grow premium alloy sales and is focused on margin expansion through process integration and improving product mix

Moving Toward Higher-Value Alloys Premium Alloy1 Sales Have Grown Every Year Acquisition of North Jackson State-of-the-art hydraulic radial forge Added key capabilities in aerospace, power generation and oil & gas applications Allowed market entry into aerospace parts, landing gear, helicopter rotor masts and gears, and drill shafts for oil & gas applications Continue to Penetrate Key End Markets Opportunity for continued growth in aerospace due to a more comprehensive product offering Oil & gas presents an upside opportunity given a potential market recovery Historical revenue contribution from oil & gas has been modest at approximately 10% Premium Alloys to Drive Margin Accretion Continued growth in higher-value premium alloy sales will be accretive to gross margin 918 932 1,360 1,941 $10.8 $10.6 $13.8 $17.6 8.0 10.0 12.0 14.0 16.0 18.0 $20.0 250 500 750 1,000 1,250 1,500 1,750 2,000 2012 2013 2014 2015 Premium Alloy lbs. Premium Alloy Sales (lbs delivered) ($ s in millions ) 28% CAGR Premium alloys represent all Vacuum Induction Melted (VIM) products.

Business Model Provides Unique Leverage to Market Improvements

UNIVERSAL STAINLESS

Unique Leverage to Market Recoveries

- A majority of sales are made to service centers, forgers and rerollers
- Higher concentration of sales with service centers translates into greater sensitivity to periods of market recovery
- Re-stocking trend in Q1 evidenced by strong revenue growth relative to peers — up ~25% sequentially

Strong Sequential Growth in Q1 & Q2

- Driven by stronger sales in Aerospace (Q1 +53%; Q2 +4%), Heavy Equipment (Q1 +37%; Q2 +8%) and Power Generation (Q1 +17%; Q2 approx. flat)

Sales by Customer Type — 1H 2016



Service Centers (71%)
OEM (10%)
Forgers (9%)
Rerollers (8%)
Other (3%)

Representative Customers — Direct and Indirect

Sequential Revenue Growth — Q1 & Q2 2016



24.9%
3.6%
7.8%
(1)
2.8%
0.3%
2.5%
7.0%
Q1
Q2
Q1
Q2
Q1
Q2
Q1
Q2
Haynes
Carpenter
ATI

(1) Results not yet reported.

© Copyright 2016 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

6

Integrated Manufacturing Process

UNIVERSAL STAINLESS

Primary Melt / Remelt*


AOD
VIM
ESR
VAR

Bridgeville / North Jackson / Titusville


Dunkirk, NY
North Jackson, OH
Titusville, PA
Bridgeville, PA

Hot Working


Rolling Mill
Rotary Forge
Reroll / Forging Billet
Plate
Bloom Bar
Large Diameter Forged Bar

Bridgeville / North Jackson / Dunkirk

Finishing


Bar
Rod & Wire

Dunkirk / North Jackson

Specialty Shapes


Shapes

Titusville

***AOD: Argon Oxygen Decarburization   VIM: Vacuum Induction Melting   VAR: Vacuum-Arc Remelting   ESR: Electro-Slag Remelting**

© Copyright 2016 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

7

End Markets — Overview Aerospace Airbus / Boeing record backlog equal to ~9 years of production New models contain more high value alloys Passenger traffic growth to continue Vehicle production levels are expected to continue recent growth New model introduction cadence is expected to accelerate through 2020 Natural gas continues to supplant coal as a source of electricity generation New industrial gas turbines are expected to account for the largest capacity additions through 2040 Oil prices have shown some improvement, but remain low Uptick in oil & gas demand represents an upside opportunity Heavy Equipment / Auto Power Generation Oil & Gas

End Markets — Aerospace Robust Aircraft Delivery Schedule The USAP Opportunity Aircraft production growth rates are driving increased use of premium alloys USAP’s alloys are used across a variety of aircraft applications, from the airframe to the engines Aerospace Market Remains Robust Airbus and Boeing delivery schedules expected to continue recent growth — combined backlog is equal to ~9 years of production Passenger traffic remains strong, continuing the trend of single-digit growth since 2010 Defense spending supports specialty alloy demand Illustrative Product Applications in Aero Passenger Traffic Growth Remains Strong (RPK)1 Landing Gear Hinges & Actuators Rings & Casings; Bearings Hydraulic Systems Own Melted Product Titanium Forging & Conversion Lavatory Flush Systems 1 1 2 3 4 5 6 2 3 4 5 6 Long-term passenger traffic growth is expected to outpace global GDP growth of ~3% 634 659 696 757 762 743 788 806 1,396 1,402 1,484 1,563 0 500 1,000 1,500 2,000 2015 2016E 2017E 2018E Airbus Boeing (Boeing and Airbus Deliveries) Source: Wall Street research, IATA, Boeing Current Market Outlook 2015-2034. RPK figures are estimates based on historical figures and forecasted RPK growth rates.

End Markets — Heavy Equipment / Auto Source: Wall Street research, IHS Automotive (March 2016). Note:New model introductions and replacement rates for U.S. Robust North American Light Vehicle Production Model Replacement Rates Are Accelerating The USAP Opportunity Cadence of new model introductions is heavily correlated with demand for tool steel — new models require OEMs to re-tool factories Higher production levels also drive demand, as re-tooling is required for existing models Positive Demand Dynamics for Tool Steel New model introductions are expected to accelerate in the next few years, bolstering tool steel demand Strong current levels of North American light vehicle production — 18.2 million vehicles expected in 2016 New Model Introductions Expected to Be Strong 17.5 18.2 18.4 18.5 18.9 19.0 16.5 17.0 17.5 18.0 18.5 19.0 19.5 2015 2016E 2017E 2018E 2019E 2020E (Millions of Vehicles) 37 31 39 36 36 46 37 44 49 70 68 0 10 20 30 40 50 60 70 80 2010 2011 2012 2013 2014 2015 2016E 2017E 2018E 2019E 2020E (U.S. New Model Introductions) 2010 - 2016 Average: 37 2017 - 2020 Average: 58 14% 14% 14% 18% 18% 16% 21% 21% 22% 19% 20% 20% 0 5 10 15 20 25% Industry Average 2001-2016E 2017E-2020E (Replacement Rate)

End Markets — Power Generation Source: U.S. Energy Information Administration Annual Energy Outlook (2015), Annual Energy Outlook Early Release (2016), Capital IQ and Bloomberg as of August 2016. Paradigm Shift from Coal to Natural Gas The USAP Opportunity Continued emphasis on increased efficiency and reduced emissions necessitate higher operating temperatures and more advanced alloys USAP’s specialty and premium alloys are used in critical gas-powered turbine components Shift Toward Natural Gas Power Generation Natural gas continues to supplant coal as a leading fuel for electricity generation By 2040, natural gas is expected to account for over 30% of U.S. power generation The Clean Power Plan (CPP) is expected to accelerate the shift to lower-carbon generation options, led by gas-fired generation and renewables Natural Gas Prices Support Shift to Gas Turbines $4.09 $2.93 $3.77 $4.26 $2.66 $2.45 $3.00 $3.12 $3.05 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 $4.50 2011 2012 2013 2014 2015 2016E 2017E 2018E 2019E (Henry Hub $ / mm BTU) 52% 50% 45% 39% 39% 38% 37% 35% 34% 16% 19% 24% 27% 26% 27% 29% 30% 31% 20% 19% 20% 19% 18% 18% 17% 17% 16% 13% 12% 12% 14% 17% 17% 17% 18% 19% 0 20 40 60 80 100% 2000 2005 2010 2013 2020E 2025E 2030E 2035E 2040E Coal Natural Gas Nuclear Renewable Sources / Other (Power Generation by Fuel Type % of Total)

End Markets — Oil & Gas The USAP Opportunity Oil & gas sales have accounted for a modest ~10% of revenue since 2013 — business has not been heavily dependent on activity in energy sector North Jackson expanded high-value product offering; positioned to seize opportunities in oil & gas market Oil & Gas Remains Challenged But is Poised for a Rebound Oil prices are widely thought to have bottomed and have already begun to normalize Steady improvement in commodity prices expected to drive higher rig count and drilling activity Rig Count Expected to Gradually Recover Source: Baker Hughes, Wall Street research, Capital IQ and Bloomberg as of August 2016. Drilling activity expected to pick up with improving rig count Oil Prices Widely Thought to Be at a Turning Point $95 $94 $98 $93 $49 $44 $55 $61 $66 0 20 40 60 80 100 $120 2011 2012 2013 2014 2015 2016E 2017E 2018E 2019E (WTI Crude $ / bbl) 2,119 2,112 2,260 1,310 1,896 2,302 2,282 2,114 2,237 1,177 727 470 542 572 730 657 798 823 0 500 1,000 1,500 2,000 2,500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 (North American Average Rig Count)

Acquisition of North Jackson — Fast Track Key Strategic Initiatives Increase USAP Margins Improve cycle times, yields company-wide Reduce 3rd party costs with internal forge & finish capability Eliminate capacity constraints in re-melting Move up value chain with Vacuum Induction Melting (VIM) of technologically advanced premium metals Expand product and tolling reach with advanced radial hydraulic forging technology Expand Addressable Markets Selected premium alloy markets in aerospace, power generation and oil & gas Larger and longer squares, rounds, bars and custom shapes International markets Excel in Industry Lead-times and Customer Service New Customer Approvals: 55 1 2 3 4+Years Status Report New Products Commercialized: 51 New Products Currently Under Development: 17 Premium Products as Percentage of 2015 Sales: 9.7%

Universal Stainless — Advancing Our Position to Serve Clients and Achieve Profitable Growth Successful progress in strategy execution has strengthened operations, expanded product offerings Transformative acquisition of North Jackson expands addressable markets + moving up value chain in products Growing ability to capture aerospace, power generation, and oil & gas opportunities and better serve all end markets Commitment to responsible capital investment supported by solid operating cash flow and balance sheet Experienced management team relentlessly focused on operational improvement, customer service, profitable growth

Financial Performance Review

Historical Financial Performance Notes Net Sales ($mm) Shipments (k tons) Average Net Sales ($ per ton) Sales and shipments in both Q1 & Q2 of 2016 increased sequentially reflecting improved demand, as commodity prices stabilized and destocking generally subsided The decrease in average sales dollar per shipped ton was primarily a result of lower surcharges Stabilization in commodity prices is beginning to unlock market demand from customers who had been delaying purchases $124.9 $189.4 $252.6 $251.0 $180.8 $205.6 $180.7 $31.7 $39.6 $41.0 0.0 50.0 100.0 150.0 200.0 250.0 $300.0 2009 2010 2011 2012 2013 2014 2015 Q4 2015 Q1 2016 Q2 2016 $4,432 $4,367 $5,035 $5,251 $4,956 $5,289 $5,578 $5,314 $5,230 $4,936 0 1,000 2,000 3,000 4,000 5,000 6,000 $7,000 2009 2010 2011 2012 2013 2014 2015 Q4 2015 Q1 2016 Q2 2016 28.2 43.4 50.2 47.8 36.5 38.9 32.4 6.0 7.6 8.3 0.0 10.0 20.0 30.0 40.0 50.0 60.0 2009 2010 2011 2012 2013 2014 2015 Q4 2015 Q1 2016 Q2 2016

Adjusted EBITDA1 ($mm) Historical Financial Performance (Cont.) Adjusted EBITDA margin had been negatively impacted by the sustained misalignment of material cost and surcharges due to declines in commodity prices in 2015 However, commodities have shown incipient signs of recovery in 2016 Total debt has decreased 32% since year-end 2012 due to our intense focus on generating consistent cash flow and reducing outstanding debt Recent bank refinancing put in place a new 5-year ABL and extended the maturity of our convertible notes by up to 3.5 years See page 21 for reconciliation to GAAP Net Income. Represents Long-Term Debt plus Current Portion of Long-Term Debt less Deferred Financing Costs. Q1 2016 balance includes $2.0mm for capital lease entered into during the quarter Notes Cash Flow From Operations and Capex ($mm) Total Debt ($mm)2 3 $26.7 $0.9 $10.9 $22.0 $28.9 $12.9 $19.2 $6.6 $1.5 $5.2 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 $40.0 2009 2010 2011 2012 2013 2014 2015 Q4 2015 Q1 2016 Q2 2016 $5.7 $26.7 $41.9 $39.5 $14.1 $29.8 $16.0 $1.6 $2.4 $4.6 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 $45.0 2009 2010 2011 2012 2013 2014 2015 Q4 2015 Q1 2016 Q2 2016 $13.0 $10.8 $93.4 $105.4 $87.8 $85.5 $75.9 $75.9 $76.7 $71.6 0.0 20.0 40.0 60.0 80.0 100.0 $120.0 2009 2010 2011 2012 2013 2014 2015 Q4 2015 Q1 2016 Q2 2016 North Jackson Acquisition Financing

Recent Refinancing Provides Flexibility As of June 30, 2016. On January 21, 2016, the Company entered into a new credit agreement that provides for a senior secured revolving credit facility of up to $65.0 million, a senior secured term loan facility in the amount of $30.0 million, a letter of credit sub-facility of up to $10.0 million and a swing loan sub-facility of up to $6.5 million. On January 22, 2016 the Company announced the amendment of the terms of the convertible notes, which allows for the extension of the final maturity date of the notes until as late as March 2021, at the Company’s discretion. On February 1, 2016 and March 1, 2016, the Company entered into capital leases for equipment with a term of five years. 1 Capitalization ($s in thousands) 12/31/2015 3/31/2016 6/30/2016 Current Rate 1 Maturity Cash $112 $911 $68 Term Loan 2 $12,500 $29,487 $28,416 LIBOR + 375 Jan 2021 Revolving Credit Facility 2 44,350 26,601 23,369 LIBOR + 325 Jan 2021 Swing Loan Credit Facility 2 287 774 - LIBOR + 325 Jan 2021 Convertible Notes 3 20,000 19,000 19,000 4.0% Mar 2021 Capital Leases 4 - 1,963 1,898 NM Feb / Mar 2021 Total Debt $77,137 $77,825 $72,683 Less: Current Portion (3,000) (4,556) (4,564) Less: Deferred Financing Costs (1,253) (1,144) (1,083) Long-Term Debt $72,884 $72,125 $67,036 Stockholder's Equity 184,977 183,442 182,919 Total Capitalization $262,114 $261,267 $255,602 Debt to Capitalization 29.4% 29.8% 28.4%

Universal Stainless — A Leader in Specialty Metals Leading Manufacturer of Specialty Steel Products Fully Integrated, Geographically Contiguous Operations Improve Supply Chain Efficiency Transitioning to Higher-Value Premium Alloy Sales Well-Positioned to Further Penetrate Attractive End Markets Unique Leverage to Improving Market Environment Significant Financial Flexibility Provided by Recent Refinancing Experienced Management Team Relentlessly Focused on Operational Improvement, Customer Service and Safety

Appendix

Adjusted EBITDA Reconciliation to GAAP Net Income

UNIVERSAL STAINLESS

($ in thousands)	2009	2010	2011	2012	2013	2014	2015	Q4 2015	Q1 2016	Q2 2016
Net (loss) income	($2,958)	$13,242	$18,122	$14,617	($4,062)	$4,050	($20,672)	($3,395)	($2,441)	($802)
Interest expense	65	435	1,265	2,284	2,598	3,035	2,324	511	983	887
Provision (benefit) for income taxes	(1,093)	6,821	10,356	6,334	(2,504)	3,149	(12,144)	(2,497)	(1,920)	(437)
Depreciation and amortization	4,859	5,486	8,851	14,368	16,280	17,476	18,608	4,499	4,506	4,641
EBITDA	**$873**	**$25,984**	**$38,594**	**$37,603**	**$12,312**	**$27,710**	**($11,884)**	**($882)**	**$1,128**	**$4,289**
Adjustments to EBITDA										
Other (income) expense	(695)	(92)	(212)	(140)	(481)	22	(153)	(241)	53	39
Share-based compensation expense, net	1,058	1,819	1,580	1,649	1,827	2,082	1,865	378	406	279
Supplier loss impact	-	-	-	-	-	-	938	-	-	-
Severance costs	200	-	21	381	392	-	508	225	-	-
Non-cash inventory charges	1,500	(976)	-	-	-	-	673	240	-	-
Idle of plants	900	-	-	-	-	-	3,752	1,902	-	-
Acquisiton-related costs	-	-	1,900	-	-	-	-	-	-	-
Bad debt reserve	1,900	-	-	-	-	-	-	-	-	-
Write-off of deferred financing costs	-	-	-	-	-	-	-	-	768	-
Goodwill impairment	-	-	-	-	-	-	20,268	-	-	-
Adjusted EBITDA	**$5,736**	**$26,735**	**$41,883**	**$39,493**	**$14,050**	**$29,814**	**$15,967**	**$1,622**	**$2,355**	**$4,607**

Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to our net (loss) income determined in accordance with GAAP. We believe that Adjusted EBITDA provides information that is useful to investors because it allows for a more direct comparison of our performance for the period reported with our performance in prior periods. Because all companies do not use identical calculations, the presentation of our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

© Copyright 2016 Universal Stainless & Alloy Products, Inc. All Rights Reserved.

21

Commodities & Gross Margin % 22 Commodity Price Per Pound Gross Margin % Sustained stability in core commodities has resulted in significant gross margin % recovery in Q2’16 Some residual misalignment in Q2’16 persisted; lower than normal volumes also negative impact to GM% Expect further gross margin % recovery in Q3’16

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